UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 3, 2019

Reliant Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01. Regulation FD Disclosure.

Members of the Reliant Bancorp (NASDAQ:RBNC) management team will address analysts and investors attending the Gulf South Bank Conference at the Ritz Carlton in New Orleans on Monday, May 6, 2019 and Tuesday, May 7, 2019.  A copy of the slide presentation, which will be used for this conference, is furnished as Exhibit 99.1 to the Current Report on Form 8-K

The Company expects to use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2019.

The information contained in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Presentation by Reliant Bancorp, Inc.